Rate Sheet Prospectus Supplement Dated October 22, 2021
To The Prospectus Dated April 26, 2021 For

JACKSON ADVANTAGE®
FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITY

Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account - I

This Rate Sheet Prospectus Supplement is to be used in connection with the above-referenced prospectus. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of the prospectus, please contact us at our Service Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-644-4565; www.jackson.com.

The purpose of this Rate Sheet Prospectus Supplement (“Supplement”) is to provide the current annual add-on benefit charges (“referred to as the “charges”), and the Bonus percentages, Guaranteed Withdrawal Balance (“GWB”) Adjustment percentages, Guaranteed Annual Withdrawal Amount (“GAWA”) percentages, and Roll-up percentages (collectively referred to as the “rates”) for the LifeGuard Freedom Flex (Single) and (Joint) Guaranteed Minimum Withdrawal Benefits (“GMWBs”), Roll-up Guaranteed Minimum Death Benefit (“GMDB”), Highest Quarterly Anniversary Value GMDB, Combination Roll-up and Highest Quarterly Anniversary Value GMDB, and LifeGuard Freedom Flex DB add-on benefits, as applicable. This Supplement replaces and supersedes any previously issued Rate Sheet Prospectus Supplement and must be used in conjunction with an effective prospectus. For complete information about the add-on benefits referenced in this Rate Sheet Prospectus Supplement, please see the applicable subsections under the “CONTRACT CHARGES”, “ACCESS TO YOUR MONEY”, and “DEATH BENEFIT” sections in the prospectus.

The charges and rates below apply for applications signed on or after November 8, 2021.

It is important that you have the most current Rate Sheet Prospectus Supplement as of the date you sign your application. This Supplement has no specified end date and can be superseded at any time. If we supersede this Supplement with a new Rate Sheet Prospectus Supplement, the new Rate Sheet Prospectus Supplement will be filed a minimum of 10 business days prior to its effective date.

The current annual charges for the following add-on benefits are:

Add-on Benefit Name	Current Annual Charge
Roll-up GMDB	0.90%
Highest Quarterly Anniversary Value GMDB	0.30%
Combination Roll-up and Highest Quarterly Anniversary Value GMDB	1.00%
LifeGuard Freedom Flex DB	With Income Stream Max GAWA% Table: 0.80%
With Income Stream Value GAWA% Table: 0.80%

The current annual charges for the LifeGuard Freedom Flex (Single) and (Joint) add-on benefits are:

Add-on Benefit Name	Current Annual Charge
	Income Stream Max GAWA% Table	Income Stream Value GAWA% Table
LifeGuard Freedom Flex (Single)	Bonus I and Annual Step-Up to the Highest Quarterly Contract Value: 1.40%	Bonus I and Annual Step-Up to the Highest Quarterly Contract Value: 0.75%
	Bonus II and Annual Step-Up to the Highest Quarterly Contract Value: 1.50%	Bonus II and Annual Step-Up to the Highest Quarterly Contract Value: 0.85%
	Bonus III and Annual Step-Up to the Highest Quarterly Contract Value: 1.65%	Bonus III and Annual Step-Up to the Highest Quarterly Contract Value: 1.00%
LifeGuard Freedom Flex (Joint)	Bonus I and Annual Step-Up to the Highest Quarterly Contract Value: 1.50%	Bonus I and Annual Step-Up to the Highest Quarterly Contract Value: 1.05%
	Bonus III and Annual Step-Up to the Highest Quarterly Contract Value: 1.75%	Bonus III and Annual Step-Up to the Highest Quarterly Contract Value: 1.30%

The current Bonus percentage(s), GWB Adjustment percentage(s), and GAWA percentages for the LifeGuard Freedom Flex (Single) and (Joint) add-on benefits are:

Add-on Benefit Name	GAWA Percentages			Bonus Percentage(s)		GWB Adjustment Percentage(s)
	Ages	Income Stream Max GAWA% Table	Income Stream Value GAWA% Table
LifeGuard Freedom Flex (Single)	35 - 64	3.50%	3.00%	Bonus I	4%	Bonus I	105%
	65 - 74	4.75%	4.00%
				Bonus II1	5%	Bonus II1	105%
	75 - 80	5.00%	4.50%
				Bonus III	6%	Bonus III	105%
	81+	5.25%	5.00%
LifeGuard Freedom Flex (Joint)	35 - 64	3.00%	2.50%	Bonus I	4%	Bonus I	105%
	65 - 74	4.00%	3.50%
	75 - 80	4.50%	4.00%	Bonus III	6%	Bonus III	105%
	81+	5.00%	4.50%
1.Please note that Bonus II is only available in conjunction with the purchase of the LifeGuard Freedom Flex Death Benefit.

The current Roll-up percentages for the Roll-up GMDB and Combination Roll-up and Highest Quarterly Anniversary Value GMDB add-on benefits are:

Add-on Benefit Name	Roll-up Percentage
	Age 69 or younger	Age 70 or older
Roll-up GMDB	5.00%	4.00%
Combination Roll-up and Highest Quarterly Anniversary Value GMDB	5.00%	4.00%

The current minimum and maximum annual fees (for a single optional benefit), as displayed in the “Ongoing Fees and Expenses (annual charges)” section of the table contained in the “IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT” section of the prospectus are:

ANNUAL FEE	MINIMUM	MAXIMUM
3. Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.30%[3]	1.75%[3]

3.    The minimum fee reflects an annualized percentage of the GMDB Benefit Base. The maximum fee reflects an annualized percentage of the GWB.

In order for you to receive the charges and rates disclosed in this Supplement, your application must be signed on or after the date referenced above. We must receive your application in Good Order within 14 calendar days from the date you sign your application, and your initial Premium Payment must be received within 14 calendar days (60 calendar days for 1035 exchanges, direct transfers, or direct rollovers) from the date you sign your application. Once your Contract is issued with the add-on benefit, the rates disclosed in this Supplement will not change as long as you own the the add-on benefit, however the charges will be subject to any charge increase provisions outlined in your Contract.

Subject to the timing requirements stated above, if the charges or rates that we are currently offering on the day your Contract is issued are more beneficial to you than the charges or rates we were offering on the date you signed your application, you will receive the more beneficial set of charges or rates. For example, if the current annual charges we are currently offering on the day your Contract is issued are higher than the charges we were offering on the date you signed your application, your Contract will be issued with the charges that were in effect on the day you signed your application, subject to meeting the timing requirements stated above. Conversely, if the current annual charges we are currently offering on the day your Contract is issued are lower than the charges we were offering on the date you signed your application, you will receive the lower set of charges, subject to meeting the timing requirements above.

If the necessary paperwork and initial Premium Payment are not received within the timelines referenced above, you will receive the applicable charges and rates in effect as of the Contract's Issue Date.

If your application was signed prior to the application date shown above, please refer to your Contract for the charges and rates applicable to your add-on benefits, or contact our Service Center.

All Rate Sheet Prospectus Supplements are available by contacting our Service Center at 1-800-644-4565, and are also available at www.jackson.com/product-literature-2.html.

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To be used with JMV23538 04/21

JNV100330 10/21